John Hancock Variable Insurance Trust

Supplement dated February 1, 2017

to the Prospectus dated May 1, 2016

Capital Research and Management Company

American Growth Trust

Effective February 1, 2017, Gregory D. Johnson will no longer serve as a portfolio manager of Growth Fund (the “Master Fund”), a series of American Funds Insurance Series, in which American Growth Trust invests substantially all of its assets. Accordingly, all references to Mr. Johnson as a portfolio manager of the Master Fund will be removed from the Prospectus effective February 1, 2017. Michael T. Kerr, Ronald B. Morrow, Andraz Razen, Martin Romo, and Alan J. Wilson will continue to be jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated February 1, 2017

to the Statement of Information dated May 1, 2016

Capital Research and Management Company

American Growth Trust

Effective February 1, 2017, Gregory D. Johnson will no longer serve as a portfolio manager of Growth Fund (the “Master Fund”), a series of American Funds Insurance Series, in which American Growth Trust invests substantially all of its assets. Accordingly, all references to Mr. Johnson as a portfolio manager of the Master Fund will be removed from the Statement of Additional Information effective February 1, 2017. Michael T. Kerr, Ronald B. Morrow, Andraz Razen, Martin Romo, and Alan J. Wilson will continue to be jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.